INCOME TAXES - Components of the deferred tax assets and liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Deferred tax assets:
Net operating loss carryforward	¥ 792,602	$ 114,916	¥ 380,695
Depreciation and amortization of property, equipment, software and intangible asset, net	39,189	5,682	41,020
Share-based compensation expenses	127,950	18,551	59,296
Accrual expense	30,210	4,380	30,172
Less: valuation allowance	(972,118)	(140,944)	(493,233)	$ (71,512)	¥ (100,204)	¥ (165,497)
Total deferred tax assets	17,833	2,585	17,950
Deferred tax liabilities:
Acquired intangible assets	17,833	2,585	17,950
Total deferred tax liabilities	17,833	2,585	17,950
Deferred tax assets, net	¥ 0	$ 0	¥ 0